United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 26, 2010

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01 Other Events.
Fidelity National Information Services, Inc. is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding certain of the Company’s subsidiaries that guarantee $600 million of currently outstanding 7.625% senior notes due 2017 and $500 million of currently outstanding 7.875% senior notes due 2020.
The supplemental guarantor financial information is provided within footnote 13 of the Condensed Consolidated Financial Statements filed herewith as exhibit 99.1, for the periods disclosed within the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 (the “Second Quarter 2010 Form 10-Q”), which was originally filed with the United States Securities and Exchange Commission (“SEC”) on August 4, 2010.
Except as described above with respect to the addition of footnote 13 to the Condensed Consolidated Financial statements, no other information within exhibit 99.1 has been changed from the version previously filed as Item 1 to the Second Quarter 2010 Form 10-Q. This Current Report does not modify or update the disclosures in the Second Quarter 2010 Form 10-Q in any way, nor does it reflect any subsequent information or events, otherwise. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Second Quarter 2010 Form 10-Q for any information, uncertainties, transactions, risks, events or trends occurring, or known to management.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

99.1	Item 1 — Financial Statements and Supplementary Data for the quarterly period ended June 30, 2010.

101	The materials included within Item 1 — of Exhibit 99.1 formatted in Extensible Business Reporting Language (“XBRL”).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: October 26, 2010	By:	/s/ Michael D. Hayford
Name: Michael D. Hayford
Title: Corporate Executive Vice President and Chief Financial Officer

Fidelity National Information Services, Inc.
Date: October 26, 2010	By:	/s/ James W. Woodall
Name: James W. Woodall
Title: Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Item — 1 Financial Statements and Supplementary Data for the quarterly period ended June 30, 2010.

101	The materials included within Item — 1 of Exhibit 99.1 formatted in Extensible Business Reporting Language (“XBRL”).